Exhibit 99.1
                                  ------------

                                THE MORTGAGE POOL

GENERAL

         The mortgage pool will consist of two groups of mortgage loans, referred to in this prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans secured by first liens on mortgaged properties. The Group 2 Loans are adjustable-rate, fully-amortizing multifamily mortgage loans secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

         The company will convey the mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller will make certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Sale and Contribution Agreement. These representations and warranties will be assigned to the indenture trustee for the benefit of the Bondholders and the Bond Insurer. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders or the Bond Insurer. SEE "THE MORTGAGE POOLS -- REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

MORTGAGE RATE ADJUSTMENT

         The mortgage rate on substantially all of the mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

         The mortgage rate on substantially all of the mortgage loans adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

         Substantially all of the mortgage loans have not reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

INDICES ON THE MORTGAGE LOANS

         The index applicable to the determination of the mortgage rate on 95.91% of the Group 1 Loans, and all of the Group 2 Loans, is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

         The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any mortgage loan based on Six-Month LIBOR.

SIX-MONTH LIBOR

MONTH            1995    1996    1997    1998     1999    2000     2001    2002
-----            ----    ----    ----    ----     ----    ----     ----    ----
January........  6.69%   5.34%   5.71%   5.75%    5.04%   6.23%    5.36%   1.99%
February.......  6.44    5.29    5.68    5.78     5.17    6.32     4.96    2.06
March..........  6.44    5.52    5.96    5.80     5.08    6.53     4.71    2.33
April..........  6.31    5.42    6.08    5.87     5.08    6.61     4.23    2.10
May............  6.06    5.64    6.01    5.81     5.19    7.06     3.91    2.09
June...........  5.88    5.84    5.94    5.87     5.62    7.01     3.83    1.95
July...........  5.88    5.92    5.83    5.82     5.65    6.88     3.70    1.86
August.........  5.94    5.74    5.86    5.69     5.90    6.83     3.48    1.82
September......  5.99    5.75    5.85    5.36     5.96    6.76     2.53    1.75
October........  5.95    5.58    5.81    5.13     6.13    6.72     2.17    1.62
November.......  5.74    5.55    6.04    5.28     6.04    6.68     2.10    1.47
December.......  5.56    5.62    6.01    5.17     6.13    6.20     1.98    1.38

         The index applicable to 4.05% of the Group 1 Loans will be based on the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519) as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date, or One-Year U.S. Treasury, as published in the place specified in the related mortgage note and as made available as of the date specified in the related mortgage note.

PREPAYMENT CHARGES

         Approximately 78.12% and 100.00% of the Group 1 Loans and Group 2 Loans, respectively, provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. For mortgage loans which are not multifamily loans, the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. For the multifamily loans with no initial fixed rate period or a three year fixed rate period, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily loans with a five year fixed rate period, the amount of the charge is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the fifth year. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master

Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the Group 1 Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.27% per annum to 1.94% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

         To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Bond Insurer.

MORTGAGE LOAN CHARACTERISTICS

         The statistical information included in this prospectus supplement with respect to the mortgage loans is based on a pool of 1,301 mortgage loans, 95.87% of which are in Loan Group 1 and 4.13% of which are in Loan Group 2. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

         Approximately 0.27% of the Group 1 Loans are "home loans" and may be "covered home loans" under the Georgia Fair Lending Act. The Georgia Act applies to any mortgage loan that is secured by a property located in the State of Georgia that is the mortgagor's principal residence, that has a principal amount not in excess of the conforming loan balance limit established by Fannie Mae, and that was originated on or after October 1, 2002. These loans are referred to under the Georgia Act as "home loans." Certain home loans, which are referred to as "covered home loans," have met certain fee and finance-charge criteria. The Georgia Act prohibits certain activities and charges in connection with home loans. Additional prohibitions apply to covered home loans.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans and Group 2 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds -- Yield Sensitivity of the Class 1-B-1 Bonds" in the prospectus supplement.

LOAN GROUP 1

         The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $334,866,044, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 1 Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 1 Loans at origination was approximately $261,499. No Group 1 Loan had a principal balance at origination of greater than approximately $1,000,000 or less than approximately $46,500. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $261,206. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $998,622 or less than approximately $46,448.

         As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 2.750% per annum to approximately 10.500% per annum and the weighted average mortgage rate was approximately 5.841% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 359 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to November 1, 2001, or after March 1, 2003, or will have a remaining term to maturity of less than 345 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is February 1, 2033.

         Approximately 45.62% and 0.98% of the Group 1 Loans have initial interest only periods of five and ten years, respectively.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 1 Loans was approximately 76.98%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 15.57%.

         None of the Group 1 Loans are buydown mortgage loans.

         None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 99.43% of the Group 1 Loans have not reached their first adjustment date as of the Closing Date.

         Approximately 78.12% of the Group 1 Loans provide for prepayment charges.

         Approximately 16.99% and 8.16% of the Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.90% per annum.

         Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                           PRINCIPAL BALANCES AT ORIGINATION

                                                                       PERCENTAGE OF
          ORIGINAL                                                      CUT-OFF DATE
         GROUP 1 LOAN               NUMBER OF      AGGREGATE UNPAID      AGGREGATE
    PRINCIPAL BALANCES ($)       GROUP 1 LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
    ----------------------       -------------    -----------------   -----------------
      0.01 -    50,000.00......         1           $     46,448           0.01%
 50,000.01 -   100,000.00......        69              6,008,087           1.79
100,000.01 -   150,000.00......       206             26,206,510           7.83
150,000.01 -   200,000.00......       209             36,931,964          11.03
200,000.01 -   250,000.00......       221             49,336,356          14.73
250,000.01 -   300,000.00......       175             48,249,750          14.41
300,000.01 -   350,000.00......       127             41,221,710          12.31
350,000.01 -   400,000.00......       104             39,380,829          11.76
400,000.01 -   450,000.00......        58             24,888,094           7.43
450,000.01 -   500,000.00......        41             19,591,811           5.85
500,000.01 -   550,000.00......        22             11,532,328           3.44
550,000.01 -   600,000.00......        21             12,062,690           3.60
600,000.01 -   650,000.00......        17             10,827,528           3.23
650,000.01 -   700,000.00......         4              2,793,776           0.83
700,000.01 -   750,000.00......         4              2,959,525           0.88
850,000.01 -   900,000.00......         1                880,015           0.26
900,000.01 -   950,000.00......         1                950,000           0.28
950,000.01 - 1,000,000.00......         1                998,622           0.30
                                    -----           ------------         ------
     Total                          1,282           $334,866,044         100.00%
                                    =====           ============         ======

         The average principal balance of the Group 1 Loans at origination was approximately $261,499.

                      PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                      PERCENTAGE OF
                                                                      CUT-OFF DATE
     CURRENT GROUP 1 LOAN         NUMBER OF     AGGREGATE UNPAID        AGGREGATE
    PRINCIPAL BALANCES ($)      GROUP 1 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
    ----------------------      -------------   -----------------   -----------------
      0.01 -    50,000.00.....        1          $      46,448             0.01%
 50,000.01 -   100,000.00.....       69              6,008,087             1.79
100,000.01 -   150,000.00.....      206             26,206,510             7.83
150,000.01 -   200,000.00.....      210             37,131,405            11.09
200,000.01 -   250,000.00.....      222             49,585,818            14.81
250,000.01 -   300,000.00.....      174             48,000,288            14.33
300,000.01 -   350,000.00.....      126             41,022,269            12.25
350,000.01 -   400,000.00.....      104             39,380,829            11.76
400,000.01 -   450,000.00.....       58             24,888,094             7.43
450,000.01 -   500,000.00.....       42             20,091,494             6.00
500,000.01 -   550,000.00.....       21             11,032,644             3.29
550,000.01 -   600,000.00.....       21             12,062,690             3.60
600,000.01 -   650,000.00.....       17             10,827,528             3.23
650,000.01 -   700,000.00.....        4              2,793,776             0.83
700,000.01 -   750,000.00.....        4              2,959,525             0.88
850,000.01 -   900,000.00.....        1                880,015             0.26
900,000.01 -   950,000.00.....        1                950,000             0.28
950,000.01 - 1,000,000.00.....        1                998,622             0.30
                                  -----           ------------           ------
     Total....................    1,282           $334,866,044           100.00%
                                  =====           ============           ======

         As of the Cut-off Date, the average current principal balance of the Group 1 Loans will be approximately $261,206.

                                 MORTGAGE RATES

                                                                PERCENTAGE OF
                                                                CUT-OFF DATE
                           NUMBER OF       AGGREGATE UNPAID       AGGREGATE
  MORTGAGE RATES (%)     GROUP 1 LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
  ------------------     -------------    -----------------   -----------------
 2.500 -  2.999.......          3           $ 1,150,951              0.34%
 3.000 -  3.499.......         16             4,704,903              1.41
 3.500 -  3.999.......         50            14,473,029              4.32
 4.000 -  4.499.......         84            23,120,383              6.90
 4.500 -  4.999.......        180            50,219,578             15.00
 5.000 -  5.499.......        186            53,061,402             15.85
 5.500 -  5.999.......        191            52,189,941             15.59
 6.000 -  6.499.......        120            31,992,232              9.55
 6.500 -  6.999.......        149            37,137,053             11.09
 7.000 -  7.499.......         87            21,111,542              6.30
 7.500 -  7.999.......         95            19,794,704              5.91
 8.000 -  8.499.......         48            10,691,895              3.19
 8.500 -  8.999.......         48            10,335,561              3.09
 9.000 -  9.499.......         16             2,954,237              0.88
 9.500 -  9.999.......          7             1,427,237              0.43
10.000 - 10.499.......          1               394,089              0.12
10.500 - 10.999.......          1               107,307              0.03
                            -----          ------------            ------
     Total............      1,282          $334,866,044            100.00%
                            =====          ============            ======

     The weighted average mortgage rate of the Group 1 Loans was approximately 5.841% per annum.

                              NEXT ADJUSTMENT DATE

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                            NUMBER OF      AGGREGATE UNPAID        AGGREGATE
 NEXT ADJUSTMENT DATE     GROUP 1 LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
 --------------------     -------------   -----------------    -----------------
February 1, 2003.......         9          $   1,399,586            0.42%
March 1, 2003..........        18              3,357,214            1.00
April 1, 2003..........        28              6,195,708            1.85
May 1, 2003............       104             29,421,521            8.79
June 1, 2003...........       292             79,885,669           23.86
July 1, 2003...........       310             86,043,701           25.69
August 1, 2003.........        48             12,486,900            3.73
October 1, 2003........         1                155,577            0.05
February 1, 2004.......         1                172,175            0.05
May 1, 2004............         1                337,427            0.10
June 1, 2004...........         5              1,003,930            0.30
July 1, 2004...........         9              1,489,145            0.44
August 1, 2004.........        10              1,555,154            0.46
September 1, 2004......         8              1,383,277            0.41
October 1, 2004........        17              2,790,876            0.83
November 1, 2004.......        23              4,538,874            1.36
December 1, 2004.......        98             22,767,819            6.80
January 1, 2005........       111             23,221,214            6.93
February 1, 2005.......        25              5,798,000            1.73
March 1, 2005..........         1                379,705            0.11
June 1, 2005...........         1                496,463            0.15
July 1, 2005...........         2                197,934            0.06
August 1, 2005.........         5              1,150,245            0.34
September 1, 2005......         2              1,016,841            0.30
October 1, 2005........         3                854,737            0.26
November 1, 2005.......         6              2,799,291            0.84
December 1, 2005.......         6              1,987,666            0.59
January 1, 2006........        21              6,888,654            2.06
February 1, 2006.......         1                400,000            0.12
January 1, 2007........         1                 54,369            0.02
October 1, 2007........         4                420,127            0.13
November 1, 2007.......        23              6,871,454            2.05
December 1, 2007.......        47             15,153,280            4.53
January 1, 2008........        29              9,038,851            2.70
February 1, 2008.......         4              1,835,000            0.55
October 1, 2009........         2                682,356            0.20
November 1, 2009.......         4                400,922            0.12
December 1, 2009.......         2                234,384            0.07
                            -----           ------------          ------
   Total...............     1,282           $334,866,044          100.00%
                            =====           ============          ======

     As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans will be approximately 16 months.

                                  GROSS MARGIN

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                               NUMBER OF     AGGREGATE UNPAID      AGGREGATE
RANGE OF GROSS MARGINS (%)   GROUP 1 LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------------   -------------  -----------------  -----------------
1.250 - 1.499 ............          1         $    998,622            0.30%
1.500 - 1.749.............          4            1,725,215            0.52
1.750 - 1.999.............         10            3,226,373            0.96
2.000 - 2.249.............         18            5,607,036            1.67
2.250 - 2.499.............        103           30,176,024            9.01
2.500 - 2.749.............        277           72,574,011           21.67
2.750 - 2.999.............        358           96,778,129           28.90
3.000 - 3.249.............        210           52,997,569           15.83
3.250 - 3.499.............        125           31,036,749            9.27
3.500 - 3.749.............         39            8,236,184            2.46
3.750 - 3.999.............         23            6,660,464            1.99
4.000 - 4.249.............         27            5,669,638            1.69
4.250 - 4.499.............         14            2,955,911            0.88
4.500 - 4.749.............         21            3,862,884            1.15
4.750 - 4.999.............          8            2,008,466            0.60
5.000 - 5.249.............         26            7,138,278            2.13
5.250 - 5.499.............          5              849,912            0.25
5.500 - 5.749.............          2              692,267            0.21
6.000 - 6.249.............          8            1,210,135            0.36
6.750 - 6.999.............          1              159,921            0.05
7.000 - 7.249.............          1               74,961            0.02
7.750 - 7.999.............          1              227,294            0.07
                                -----         ------------          ------
     Total................      1,282         $334,866,044          100.00%
                                =====         ============          ======

     As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans will be approximately 2.929% per annum.

                              MAXIMUM MORTGAGE RATE

                                                                           PERCENTAGE OF
                                                                           CUT-OFF DATE
                                      NUMBER OF      AGGREGATE UNPAID        AGGREGATE
RANGE OF MAXIMUM MORTGAGE RATE (%)  GROUP 1 LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------------------------------  -------------   -----------------    -----------------
 8.500 -  8.999...................         3         $  1,150,951             0.34%
 9.000 -  9.499...................        16            4,704,903             1.41
 9.500 -  9.999...................        50           14,271,238             4.26
10.000 - 10.499...................        85           22,345,132             6.67
10.500 - 10.999...................       181           50,354,352            15.04
11.000 - 11.499...................       176           49,231,076            14.70
11.500 - 11.999...................       159           43,282,834            12.93
12.000 - 12.499...................       107           30,953,503             9.24
12.500 - 12.999...................       196           50,611,371            15.11
13.000 - 13.499...................        85           20,912,221             6.24
13.500 - 13.999...................        87           18,305,169             5.47
14.000 - 14.499...................        44            8,722,916             2.60
14.500 - 14.999...................        55           11,167,214             3.33
15.000 - 15.499...................        22            5,463,057             1.63
15.500 - 15.999...................        10            2,279,337             0.68
16.000 - 16.499...................         3              616,250             0.18
16.500 - 16.999...................         3              494,522             0.15
                                       -----         ------------           ------
   Total..........................     1,282         $334,866,044           100.00%
                                       =====         ============           ======

     As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans will be approximately 11.911% per annum.



                            INITIAL FIXED-RATE PERIOD

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                              NUMBER OF     AGGREGATE UNPAID       AGGREGATE
INITIAL FIXED-RATE PERIOD   GROUP 1 LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
-------------------------   -------------  -----------------   -----------------
Six Months...............        809          $218,790,299          65.34%
Two Years................        309            65,213,468          19.47
Three Years..............         48            16,171,535           4.83
Five Years...............        108            33,373,080           9.97
Seven Years..............          8             1,317,662           0.39
                               -----          ------------         ------
     Total...............      1,282          $334,866,044         100.00%
                               =====          ============         ======

                                INITIAL RATE CAP

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                           NUMBER OF       AGGREGATE UNPAID        AGGREGATE
INITIAL RATE CAPS (%)    GROUP 1 LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
---------------------    -------------    -----------------    -----------------
1.00.................          815            $223,303,197           66.68%
1.50.................            9               2,229,901            0.67
2.00.................            1                 370,125            0.11
3.00.................          425             102,904,273           30.73
5.00.................           32               6,058,549            1.81
                             -----            ------------          ------
   Total.............        1,282            $334,866,044          100.00%
                             =====            ============          ======



                                PERIODIC RATE CAP

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                            NUMBER OF      AGGREGATE UNPAID        AGGREGATE
PERIODIC RATE CAPS (%)    GROUP 1 LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------------------    -------------   -----------------    -----------------
1.00..................        1,228         $324,100,309             96.79%
1.50..................           20            4,000,164              1.19
2.00..................           34            6,765,571              2.02
                              -----         ------------            ------
   Total..............        1,282         $334,866,044            100.00%
                              =====         ============            ======

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                            PERCENTAGE OF
                                      NUMBER OF     AGGREGATE UNPAID    CUT-OFF DATE AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)   GROUP 1 LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
---------------------------------   -------------   -----------------   ----------------------
 0.01 -   20.00.................           2          $    512,000              0.15%
20.01 -   25.00..................          3               714,438              0.21
25.01 -   30.00..................          2               474,940              0.14
30.01 -   35.00..................          3               421,255              0.13
35.01 -   40.00..................         10             2,682,213              0.80
40.01 -   45.00..................         10             2,118,543              0.63
45.01 -   50.00..................         15             3,908,633              1.17
50.01 -   55.00..................         21             6,916,807              2.07
55.01 -   60.00..................         33            11,144,473              3.33
60.01 -   65.00..................         48            13,937,884              4.16
65.01 -   70.00..................        191            60,872,804             18.18
70.01 -   75.00..................         75            23,761,970              7.10
75.01 -   80.00..................        493           122,786,579             36.67
80.01 -   85.00..................         25             7,017,988              2.10
85.01 -   90.00..................        221            50,192,175             14.99
90.01 -   95.00..................        118            25,172,919              7.52
95.01 - 100.00...................         12             2,230,423              0.67
                                       -----         ------------             ------
  Total..........................      1,282         $334,866,044             100.00%
                                       =====         ============             ======

     The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 15.57% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 76.98%.



                                 OCCUPANCY TYPES

                                                                 PERCENTAGE OF
                                                                  CUT-OFF DATE
                           NUMBER OF      AGGREGATE UNPAID         AGGREGATE
  OCCUPANCY TYPE         GROUP 1 LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
  --------------         -------------    -----------------    -----------------
Owner Occupied........        1068          $285,732,350            85.33%
Investor..............         186            43,367,544            12.95
Second Home...........          28             5,766,150             1.72
                             -----          ------------           ------
    Total.............       1,282          $334,866,044           100.00%
                             =====          ============           ======

     Occupancy type is based on the representation of the borrower at the time of origination.

                      MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                PERCENTAGE OF
                                                                                 CUT-OFF DATE
                                            NUMBER OF     AGGREGATE UNPAID        AGGREGATE
 LOAN PROGRAM AND DOCUMENTATION TYPE      GROUP 1 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
 -----------------------------------      -------------   -----------------   -----------------
Progressive Series Program (Limited
(Stated) Documentation)................         403         $113,818,531           33.99%
Progressive Series Program (Full
Documentation).........................         273           73,238,586           21.87
Progressive Express(TM) Program (Non
Verified Assets).......................         293           64,932,963           19.39
Progressive Express(TM)Program
(Verified Assets)......................         236           60,922,497           18.19
Progressive Express(TM)No Doc Program
(No Documentation).....................          60           16,886,502            5.04
Progressive Express(TM)Program No Doc
Program (Verified Assets)..............          11            3,384,065            1.01
Progressive Series Program (No Income/
No Asset Documentation)................           5            1,368,161            0.41
Progressive Series Program (Lite
Income/Stated Asset Documentation).....           1              314,739            0.09
                                              -----         ------------          ------
    Total..............................       1,282         $334,866,044          100.00%
                                              =====         ============          ======

     SEE "--UNDERWRITING STANDARDS" IN THE PROSPECTUS SUPPLEMENT FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS

                                 RISK CATEGORIES

                                                                        PERCENTAGE OF
                                                                        CUT-OFF DATE
                                    NUMBER OF      AGGREGATE UNPAID       AGGREGATE
         CREDIT GRADE             GROUP 1 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
         ------------             -------------   -----------------   -----------------
A+(1)..........................       403             $115,658,565           34.54%
A(1)...........................       313               84,880,754           25.35
A-(1)..........................        13                3,014,403            0.90
B(1)...........................         1                   74,961            0.02
C(1)...........................         2                  387,215            0.12
Progressive Express(TM)I(2)....       238               56,337,967           16.82
Progressive Express(TM)II(2)...       256               61,945,008           18.50
Progressive Express(TM)III(2)..        29                6,459,850            1.93
Progressive Express(TM)IV(2)...        14                3,201,233            0.96
Progressive Express(TM)V(2)....         8                1,596,023            0.48
Progressive Express(TM)VI(2)...         5                1,310,065            0.39
                                    -----             ------------          ------
   Total.......................     1,282             $334,866,044          100.00%
                                    =====             ============          ======

_________________

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A and A- correspond to Progressive Series I+, I and II, and III and III+, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "FICO" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above.

     SEE "--UNDERWRITING STANDARDS" IN THE PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.

                                 PROPERTY TYPES

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                              NUMBER OF     AGGREGATE UNPAID       AGGREGATE
      PROPERTY TYPE         GROUP 1 LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
      -------------         -------------   -----------------  -----------------
Single-Family.............       796          $209,189,202            62.47%
De Minimis PUD............       203            58,259,389            17.40
Condominium...............       165            35,889,500            10.72
Planned Unit Development..        59            14,738,595             4.40
Two-Family................        25             6,442,824             1.92
Four-Family...............        14             5,152,875             1.54
Hi-Rise Condo.............        11             2,665,877             0.80
Three-Family..............         7             2,108,313             0.63
CondoHotel................         2               419,470             0.13
                               -----          ------------           ------
   Total..................     1,282          $334,866,044           100.00%
                               =====          ============           ======



                      GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                  PERCENTAGE OF
                                                                                  CUT-OFF DATE
                                             NUMBER OF      AGGREGATE UNPAID        AGGREGATE
                   STATE                   GROUP 1 LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                   -----                   -------------    -----------------   -----------------
California...............................       736           $215,308,629           64.30%
Florida..................................        98             19,498,416            5.82
Colorado.................................        47             12,178,013            3.64
Michigan.................................        57             10,229,862            3.05
Other (less than 3% in any one state)....       344             77,651,124           23.19
                                              -----           ------------          ------
   Total.................................     1,282           $334,866,044          100.00%

     No more than approximately 0.82% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                  LOAN PURPOSES

                                                                     PERCENTAGE OF
                                                                     CUT-OFF DATE
                                 NUMBER OF     AGGREGATE UNPAID        AGGREGATE
       LOAN PURPOSE            GROUP 1 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
       ------------            -------------   -----------------   -----------------
Purchase.....................       693          $168,790,940           50.41%
Cash-Out Refinance...........       395           110,620,288           33.03
Rate and Term Refinance......       193            55,153,967           16.47
Construction.................         1               300,850            0.09
                                  -----          ------------          ------
   Total.....................     1,282          $334,866,044          100.00%
                                  =====          ============          ======

         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

LOAN GROUP 2

         The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $14,422,000, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are multifamily loans and are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 2 Loans at origination was approximately $759,053. No Group 2 Loan had a principal balance at origination of greater than approximately $1,500,000 or less than approximately $250,000. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $759,053. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,500,000 or less than approximately $250,000.

         As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 4.750% per annum to approximately 6.500% per annum and the weighted average mortgage rate was approximately 5.877% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 360 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to February 1, 2003, or after February 1, 2003, or will have a remaining term to maturity of less than 360 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is January 1, 2033.

         None of the Group 2 Loans are buydown mortgage loans.

         None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         None of the Group 2 Loans have reached their first adjustment date as of the Closing Date.

         All of the Group 2 Loans provide for prepayment charges.

         The Group 2 Loans had debt service coverage ratios as of the Cut-off Date of at least 1.20x but not more than 3.38x, with a weighted average debt service coverage ratio of approximately 1.48x. The Group 2 Loans had occupancy rates, determined as of the most recent date information was available, of at least 83.33%, with a weighted average occupancy rate at origination of approximately 97.27%.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 2 Loans was approximately 65.30%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 74.58% or less than approximately 25.00%.

     All of the Group 2 Loans will accrue interest on an actual number of days in the prior calendar month and a year consisting of 360 days. As a result, the portion of the scheduled monthly payment in respect of interest received on the Group 2 Loans will be greater if the prior calendar month has 31 days, and will be reduced if the prior calendar month is February. However, all of the Group 2 Loans will be treated as if they paid interest on a 360-day year consisting of twelve 30-day months.

     None of the Group 2 Loans are cross-collateralized with other multifamily loans. None of the Group 2 Loans involve borrowers that are bankruptcy-remote special purpose entities. As a result, defaults and losses could occur for reasons unrelated to the financial condition or operation of the related mortgaged property.

     See "Yield and Prepayment Considerations -- Multifamily Loans" in the prospectus supplement for additional information about the multifamily loans. See "Servicing Agreement -- Servicing of Multifamily Loans" in this prospectus supplement for a discussion of the servicing of multifamily loans.

     Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        PRINCIPAL BALANCES AT ORIGINATION

                                                                          PERCENTAGE OF
           ORIGINAL                                                       CUT-OFF DATE
         GROUP 2 LOAN                NUMBER OF      AGGREGATE UNPAID        AGGREGATE
     PRINCIPAL BALANCES ($)        GROUP 2 LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
     ----------------------        -------------    -----------------   -----------------
  200,000.01 -   250,000.00......        1             $   250,000             1.73%
  300,000.01 -   350,000.00......        4               1,309,000             9.08
  350,000.01 -   400,000.00......        1                 400,000             2.77
  550,000.01 -   600,000.00......        3               1,785,000            12.38
  700,000.01 -   750,000.00......        2               1,448,000            10.04
  850,000.01 -   900,000.00......        1                 890,000             6.17
  900,000.01 -   950,000.00......        1                 925,000             6.41
1,000,000.01 - 1,050,000.00......        2               2,065,000            14.32
1,050,000.01 - 1,100,000.00......        1               1,100,000             7.63
1,200,000.01 - 1,250,000.00......        1               1,250,000             8.67
1,450,000.01 - 1,500,000.00......        2               3,000,000            20.80
                                        --             -----------           ------
     Total.......................       19             $14,422,000           100.00%
                                        ==             ===========           ======

     The average principal balance of the Group 2 Loans at origination was approximately $759,053.

                         PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                          PERCENTAGE OF
                                                                          CUT-OFF DATE
    CURRENT GROUP 2 LOAN              NUMBER OF     AGGREGATE UNPAID        AGGREGATE
   PRINCIPAL BALANCES ($)           GROUP 2 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
   ----------------------           -------------   -----------------   -----------------
  200,000.01 -   250,000.00.......         1          $   250,000              1.73%
  300,000.01 -   350,000.00.......         4            1,309,000              9.08
  350,000.01 -   400,000.00.......         1              400,000              2.77
  550,000.01 -   600,000.00.......         3            1,785,000             12.38
  700,000.01 -   750,000.00.......         2            1,448,000             10.04
  850,000.01 -   900,000.00.......         1              890,000              6.17
  900,000.01 -   950,000.00.......         1              925,000              6.41
1,000,000.01 - 1,050,000.00.......         2            2,065,000             14.32
1,050,000.01 - 1,100,000.00.......         1            1,100,000              7.63
1,200,000.01 - 1,250,000.00.......         1            1,250,000              8.67
1,450,000.01 - 1,500,000.00.......         2            3,000,000             20.80
                                          --         -----------             ------
     Total........................        19         $14,422,000             100.00%
                                          ==         ===========             ======

     As of the Cut-off Date, the average current principal balance of the Group 2 Loans will be approximately $759,053.



                                 MORTGAGE RATES

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                           NUMBER OF       AGGREGATE UNPAID        AGGREGATE
  MORTGAGE RATES (%)     GROUP 2 LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
  ------------------     -------------    -----------------    -----------------
4.500 -   4.999.......        1              $   600,000              4.16%
5.000 -   5.499.......        2                1,900,000             13.17
5.500 -   5.999.......        3                3,055,000             21.18
6.000 -   6.499.......       10                7,967,000             55.24
6.500 -   6.999.......        3                  900,000              6.24
                             --              -----------            ------
     Total............       19              $14,422,000            100.00%
                             ==              ===========            ======

     The weighted average mortgage rate of the Group 2 Loans was approximately 5.877% per annum.

                              NEXT ADJUSTMENT DATE

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                          NUMBER OF        AGGREGATE UNPAID        AGGREGATE
NEXT ADJUSTMENT DATE    GROUP 2 LOANS     PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------------    -------------     -----------------    -----------------
July 1, 2003.........         1              $   600,000               4.16%
January 1, 2006......         4                3,334,000              23.12
January 1, 2008......        14               10,488,000              72.72
                             --              -----------             ------
   Total.............        19              $14,422,000             100.00%
                             ==              ===========             ======

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans will be approximately 52 months.


                                  GROSS MARGIN

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                              NUMBER OF      AGGREGATE UNPAID      AGGREGATE
RANGE OF GROSS MARGINS (%)  GROUP 2 LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------------  -------------   -----------------  -----------------
2.500 - 2.749.............        1          $   600,000             4.16%
2.750 - 2.999.............        5            5,123,000            35.52
3.000 - 3.249.............        8            7,140,000            49.51
3.250 - 3.499.............        5            1,559,000            10.81
                                 --          -----------           ------
     Total................       19          $14,422,000           100.00%
                                 ==          ===========           ======

         As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans will be approximately 2.917% per annum.



                                MAXIMUM MORTGAGE RATE

                                                                            PERCENTAGE OF
                                                                            CUT-OFF DATE
                                       NUMBER OF      AGGREGATE UNPAID        AGGREGATE
RANGE OF MAXIMUM MORTGAGE RATE (%)   GROUP 2 LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------------------------------   -------------   -----------------    -----------------
10.000 - 10.499..................          2            $ 1,900,000             13.17%
10.500 - 10.999..................          3              2,555,000             17.72
11.000 - 11.499..................         10              7,967,000             55.24
11.500 - 11.999..................          4              2,000,000             13.87
                                          --            -----------            ------
   Total.........................         19            $14,422,000            100.00%
                                          ==            ===========            ======

     As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans will be approximately 10.995% per annum.

                            INITIAL FIXED-RATE PERIOD

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                              NUMBER OF     AGGREGATE UNPAID       AGGREGATE
INITIAL FIXED-RATE PERIOD   GROUP 2 LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
-------------------------   -------------  -----------------   -----------------
Six Months...............         1           $   600,000             4.16%
Three Years..............         4             3,334,000            23.12
Five Years...............        14            10,488,000            72.72
                                 --           -----------           ------
     Total...............        19           $14,422,000           100.00%
                                 ==           ===========           ======




                                INITIAL RATE CAP

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                           NUMBER OF       AGGREGATE UNPAID        AGGREGATE
INITIAL RATE CAPS (%)    GROUP 2 LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
---------------------    -------------    -----------------    -----------------
1.00.................          1            $   600,000              4.16%
5.00.................         17             12,722,000             88.21
6.00.................          1              1,100,000              7.63
                              --            -----------            ------
   Total.............         19            $14,422,000            100.00%
                              ==            ===========            ======




                              PERIODIC RATE CAP

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                            NUMBER OF       AGGREGATE UNPAID       AGGREGATE
PERIODIC RATE CAPS (%)    GROUP 2 LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
----------------------    -------------    -----------------   -----------------
1.00..................         19             $14,422,000           100.00%
                               --             -----------           ------
   Total..............         19             $14,422,000           100.00%
                               ==             ===========           ======

                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                                            PERCENTAGE OF
                                      NUMBER OF      AGGREGATE UNPAID   CUT-OFF DATE AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)   GROUP 2 LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
---------------------------------   -------------    -----------------    -----------------
20.01 - 25.00....................        1             $   400,000               2.77%
35.01 - 40.00....................        2                 850,000               5.89
50.01 - 55.00....................        1                 600,000               4.16
55.01 - 60.00....................        2               1,033,000               7.16
60.01 - 65.00....................        1                 740,000               5.13
65.01 - 70.00....................        7               6,410,000              44.45
70.01 - 75.00....................        5               4,389,000              30.43
                                        --             -----------             ------
  Total..........................       19             $14,422,000             100.00%
                                        ==             ===========             ======

     The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 25.00% and 74.58%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 65.30%.


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                               PERCENTAGE OF
                                                               CUT-OFF DATE
                        NUMBER OF       AGGREGATE UNPAID         AGGREGATE
        STATE         GROUP 2 LOANS     PRINCIPAL BALANCE    PRINCIPAL BALANCE
        -----         -------------     -----------------    -----------------
California.........         13             $ 9,615,000              66.67%
Oregon.............          2               1,665,000              11.54
Nevada.............          1               1,500,000               10.4
Arizona............          2               1,308,000               9.07
Washington.........          1                 334,000               2.32
                            --             -----------             ------
   Total...........         19             $14,422,000             100.00%
                            ==             ===========             ======

     No more than approximately 10.40% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.



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